- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                          JUNE 4, 1996 (MAY 20, 1996)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            SPORT SUPPLY GROUP, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                                  1-10704                             75-2241783
- -------------------------------            ------------------------               -------------------
(State or other jurisdiction of            (Commission file number)                  (IRS employer
incorporation or organization)                                                    identification no.)

                              1901 DIPLOMAT DRIVE
                          FARMERS BRANCH, TEXAS 75234
          (Address of principal executive offices, including zip code)

                                 (214) 484-9484
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)

- --------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         (A) GENERAL.

         On May 20, 1996, Sport Supply Group, Inc., a Delaware corporation ("SSG" or the "Company") and Sport Supply Group International Holdings, Inc., a Delaware corporation and wholly - owned subsidiary of SSG ("SSGI"), disposed of substantially all of the assets and liabilities of its Gold Eagle Professional Golf Products Division (the "Gold Eagle Division") pursuant to the terms and provisions of an Asset Purchase Agreement (the "Asset Purchase Agreement") dated May 20, 1996, by and among Morris Rosenbloom & Co., Inc., a Delware corporation ("Rosenbloom"), SSG and SSGI.

         Rosenbloom is a privately-held corporation headquartered in Rochester, New York.

         (B) DESCRIPTION OF PURCHASE PRICE.

         Pursuant to the Asset Purchase Agreement, the total consideration paid
         to SSG was      (i) $5,078,190 in cash paid at closing and (ii)
         $313,114 in cash payable within five (5) business days after the termination of a Transition Agreement entered into between SSG and Rosenbloom, subject to certain adjustments as provided in the Asset
         Purchase Agreement.   The Transition Agreement is scheduled to
         terminate on June 20, 1996. In addition, Rosenbloom assumed certain liabilities of the Gold Eagle Division, principally certain trade payables, certain obligations under a real property lease and certain obligations under executory contracts.

         The consideration paid to SSG was determined by arms-length negotiations between the officers of SSG and SSGI and the officers of Rosenbloom based upon factors such as the Gold Eagle Division's historical revenues, current value of inventory, current customer base, and certain other financial and operational information.

         Pursuant to the Asset Purchase Agreement, the Company retained certain assets of the Gold Eagle Division, consisting principally of cash and trade accounts receivable.

         (C) INCORPORATION BY REFERENCE.

         Set forth above is a brief description of certain terms of the Asset Purchase Agreement. Any description or disclosure made in this Current Report on Form 8-K with respect to the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement attached hereto as Exhibit 2.1. SSG will furnish supplemental copies of the exhibits and schedules to the Asset Purchase Agreement to the Securities and Exchange Commission upon request.

         On May 20, 1996, the Company issued a press release through media sources describing, among other items, the consummation of the Asset Purchase Agreement. Any disclosure made in the press release with respect to the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement attached hereto as
         Exhibit 2.1.

ITEM 5.  OTHER EVENTS.

         (a) Incorporated herein by reference is a press release attached hereto as Exhibit 5.1 released by the Registrant through media sources concerning the sale of certain assets of the Registrant's Gold Eagle Division and the resignations of the Registrant's Chief Executive Officer and Chief Financial Officer.

         (b) Incorporated herein by reference is a press release attached hereto as Exhibit 5.2 released by the Registrant through media sources concerning the Registrant's preliminary results of operations for the quarterly period ended May 3, 1996 and the planned disposition of the Company's remaining golf operations.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Financial Statements of Businesses Acquired.

                 None

         (b)     Pro Forma Financial Information

                 Pro forma financial statements filed as part of this report are listed on the "Index to Pro Forma Financial Information", which index is incorporated in this Item 7(b) by reference.

         (c)     Exhibits.

                 The exhibits filed as part of this report are listed on the "Index to Exhibits", which index is incorporated in this Item 7(c) by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 4, 1996                      SPORT SUPPLY GROUP, INC.

                                          By:  /s/  JAMES R. CRAWFORD
                                             ---------------------------------
                                                   James R. Crawford,
                                                Principal Accounting Officer

                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
                    INDEX TO PRO FORMA FINANCIAL INFORMATION



                                                                                              Page No.
PRO FORMA FINANCIAL INFORMATION

Summary Information Related to the Unaudited Pro Forma Consolidated
         Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5

Unaudited Pro Forma Consolidated Statement of Operations of Sport Supply
         Group, Inc. and Subsidiary for the three-month period ended
         February 2, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6

Notes to Unaudited Pro Forma Consolidated Statement of Operations of
         Sport Supply Group, Inc. and Subsidiary for the three-month period
         ended February 2, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7

Unaudited Pro Forma Consolidated Statement of Operations of Sport Supply
         Group, Inc. and Subsidiary for the ten-month period ended
         October 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8

Notes to Unaudited Pro Forma Consolidated Statement of Operations of
         Sport Supply Group, Inc. and Subsidiary for the ten-month period
         ended October 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9

Unaudited Pro Forma Consolidated Balance Sheet of Sport Supply Group, Inc.
         and Subsidiary as of February 2, 1996  . . . . . . . . . . . . . . . . . . . . .        10

Notes to Unaudited Pro Forma Consolidated Balance Sheet of Sport Supply
         Group, Inc. and Subsidiary as of February 2, 1996  . . . . . . . . . . . . . . .        11

                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
                       SUMMARY INFORMATION RELATED TO THE
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma consolidated financial statements consist of the Unaudited Pro Forma Consolidated Statements of Operations of Sport Supply Group, Inc. and Subsidiary ("SSG" or "Company") for the three-month period ended February 2, 1996, and the ten-month period ended October 31, 1995, and the Unaudited Pro Forma Consolidated Balance Sheet of SSG as of February 2, 1996 (collectively, the "Pro Forma Statements"). The Pro Forma Statements give effect to the sale of substantially all the assets and disposition of certain specified liabilities of the Gold Eagle Professional Golf Products Division of SSG (the "Gold Eagle Division") on May 20, 1996. The Unaudited Pro Forma Consolidated Statements of Operations for the three-month period ended February 2, 1996, and the ten-month period ended October 31, 1995, give effect to the sale of the Gold Eagle Division as if such transaction had occurred as of the beginning of those periods. The Unaudited Pro Forma Consolidated Balance Sheet gives effect to such transaction as if the transaction had occurred on February 2, 1996.

The Pro Forma Statements do not purport to represent what the results of operations of SSG would actually have been if the aforementioned transaction in fact had occurred on January 1, 1995, or November 1, 1995, or to project the results of operations for any future periods or at any future date.

Subsequent to the sale of the Gold Eagle Division, the Company's Board of Directors adopted a formal plan of disposition for the remaining operations of the Company's retail segment (which previously included the Gold Eagle Division). Accordingly, the Company's Report on Form 10-Q for the quarterly period ended May 3, 1996 (which will be filed with the Securities and Exchange Commission on or prior to June 17, 1996) will present the Company's retail segment as a discontinued operation. The accompanying Pro Forma Statements do not reflect the remaining operations of the Company's retail segment on such basis. Accordingly, future reported results of operations for the periods presented in the accompanying Pro Forma Statements may be materially different.

                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

               For the three-month period ended February 2, 1996



                                   Sport Supply     Gold Eagle     Pro Forma    Pro Forma
                                    Group, Inc.      Division     Adjustments  Consolidated
                                   ------------     ----------    -----------  ------------
NET REVENUES                        $17,986,248     $2,172,621      $   -       $15,813,627

COST OF SALES                        11,832,130      1,805,318          -        10,026,812
                                    -----------     ----------      -------     -----------

       GROSS PROFIT                   6,154,118        367,303          -         5,786,815

SELLING, GENERAL, AND
       ADMINISTRATIVE EXPENSES        7,212,455        741,400          -   (a)   6,471,055
                                    -----------     ----------      -------     -----------

       OPERATING LOSS                (1,058,337)      (374,097)         -          (684,240)

OTHER INCOME (EXPENSE):
       Interest expense                (665,971)             -       99,000 (b)    (566,971)
       Other income, net                 16,029         (1,657)         -            17,686
                                    -----------     ----------      -------     -----------
LOSS BEFORE INCOME
       TAX PROVISION (BENEFIT)       (1,708,279)      (375,754)      99,000      (1,233,525)

INCOME TAX PROVISION (BENEFIT)         (624,115)      (131,144)      36,000 (c)    (456,971)
                                    -----------     ----------      -------     -----------
       NET LOSS                     $(1,084,164)    $ (244,610)     $63,000     $  (776,554)
                                    ===========     ==========      =======     ===========
Net loss per common and
       common equivalent share:
              Primary dilution      $     (0.16)                                $     (0.12)
                                    ===========                                 ===========
              Full dilution         $     (0.16)                                $     (0.12)
                                    ===========                                 ===========
Weighted average number of
       common and common
       equivalent shares outstanding  6,736,983                                   6,736,983
                                    ===========                                 ===========



    See accompanying Notes to Unaudited Pro Forma Consolidated Statement of
                                  Operations.

                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
                          NOTES TO UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
               For the three-month period ended February 2, 1996

The unaudited pro forma consolidated statement of operations for the three-month period ended February 2, 1996, consists of the following information:

    1. The unaudited historical consolidated statement of operations for Sport Supply Group, Inc. and Subsidiary for the three-month period ended February 2, 1996;

    2. Elimination of the unaudited statement of operations of the Gold Eagle Division for the three-month period ended February 2, 1996; and

    3.   Pro forma adjustments.

PRO FORMA ADJUSTMENTS:

    (a) The pro forma adjustment to selling, general and administrative expenses reflects the following items:

               (i)   Minimum royalty payable for sales of new and
                     recycled golf balls by the Company to customers
                     of the Gold Eagle Division                                      $    38,000
               (ii)  Property taxes attributable to the inventories of
                     the Gold Eagle Division                                             (38,000)
                                                                                     -----------
                     Net Pro Forma Adjustment                                        $     -
                                                                                     ===========

    (b) The pro forma adjustment to interest expense reflects the elimination of interest expense associated with the reduction in the Company's borrowings under its revolving credit facility from the total cash proceeds of the sale of the Gold Eagle Division, net of related transaction costs, based upon the Company's weighted average borrowing rate during the period.

    (c) To adjust the income tax benefit for the effect of the pro forma adjustments based upon the Company's effective tax rate of approximately 36% for the period.

                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                For the ten-month period ended October 31, 1995



                                    Sport Supply      Gold Eagle      Pro Forma       Pro Forma
                                     Group, Inc.       Division      Adjustments    Consolidated
                                    ------------      ----------     -----------    ------------
NET REVENUES                         $88,991,331      $9,189,698       $    -       $79,801,633

COST OF SALES                         59,121,934       6,448,788            -        52,673,146
                                     -----------      ----------       --------     -----------

       GROSS PROFIT                   29,869,397       2,740,910            -        27,128,487

SELLING, GENERAL, AND
       ADMINISTRATIVE EXPENSES        26,096,431       3,280,306        155,000 (a)  22,971,125
                                     -----------      ----------       --------     -----------

       OPERATING EARNINGS (LOSS)       3,772,966        (539,396)      (155,000)      4,157,362

OTHER INCOME (EXPENSE):
       Interest expense               (1,700,660)            -          329,000 (b)  (1,371,660)
       Other income, net                 202,162          (4,818)           -           206,980
                                     -----------      ----------       --------     -----------
EARNINGS (LOSS) BEFORE
       INCOME TAX PROVISION (BENEFIT)  2,274,468        (544,214)       174,000       2,992,682

INCOME TAX PROVISION (BENEFIT)           884,247        (185,040)        68,000 (c)   1,137,287
                                     -----------      ----------       --------     -----------
       NET EARNINGS (LOSS)           $ 1,390,221      $ (359,174)      $106,000     $ 1,855,395
                                     ===========      ==========       ========     ===========
Net earnings per common
       and common equivalent share:
              Primary dilution       $      0.20                                    $      0.27
                                     ===========                                    ===========
              Full dilution          $      0.20                                    $      0.27
                                     ===========                                    ===========
Weighted average number of common
       and common
       equivalent shares outstanding   6,949,984                                      6,949,984
                                     ===========                                    ===========



    See accompanying Notes to Unaudited Pro Forma Consolidated Statement of
                                  Operations.

                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
                          NOTES TO UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                For the ten-month period ended October 31, 1995

The unaudited pro forma consolidated statement of operations for the ten-month period ended October 31, 1995 consists of the following information:

    1. The audited historical consolidated statement of operations of Sport Supply Group, Inc. and Subsidiary for the ten-month period ended October 31, 1995;

    2. Elimination of the unaudited statement of operations of the Gold Eagle Division for the ten-month period ended October 31, 1995; and

    3.   Pro forma adjustments.

PRO FORMA ADJUSTMENTS:

    (a) The pro forma adjustment to selling, general and administrative expenses reflects the following items:

               (i)   Minimum royalty payable for sales of new and
                     recycled golf balls by the Company to customers
                     of the Gold Eagle Division                                      $   125,000
               (ii)  Property taxes attributable to the inventories of
                     the Gold Eagle Division                                            (125,000)
               (iii) Operating expenses associated with the Company's
                     primary distribution facility included in the Gold
                     Eagle Division's unaudited statement of operations
                     which are expected to continue in future periods                    155,000
                                                                                     -----------
                     Net Pro Forma Adjustment                                        $   155,000
                                                                                     ===========

    (b) The pro forma adjustment to interest expense reflects the elimination of interest expense associated with the reduction in the Company's borrowings under its revolving credit facility from the total cash proceeds of the sale of the Gold Eagle Division, net of related transaction costs, based upon the Company's weighted average borrowing rate during the period.

    (c) To adjust the income tax benefit for the effect of the pro forma adjustments based upon the Company's effective tax rate of approximately 39% for the period.

                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                             As of February 2, 1996

                                             Sport Supply     Gold Eagle     Pro Forma       Pro Forma
                                              Group, Inc.      Division     Adjustments    Consolidated
                                             ------------     ----------    -----------    ------------
ASSETS

CURRENT ASSETS:
       Cash                                   $   204,533     $      -     $        -       $   204,533
       Accounts receivable, net                13,392,898            -              -  (a)   13,392,898
       Income taxes receivable                    852,668            -              -           852,668
       Inventories                             36,146,451      4,416,912            -        31,729,539
       Other current assets                     4,943,658        293,324            -         4,650,334
                                              -----------     ----------    -----------     -----------
              Total current assets             55,540,208      4,710,236            -        50,829,972

DEFERRED CATALOG EXPENSES                       2,038,048         13,465            -         2,024,583

PROPERTY, PLANT, AND EQUIPMENT, net             8,131,264         14,758            -         8,116,506

OTHER ASSETS:
       Goodwill, net                           17,333,357        667,446            -        16,665,911
       Trademarks, net                          4,836,842        119,942            -         4,716,900
       Other, net                               1,760,334        433,203            -         1,327,131
                                              -----------     ----------    -----------     -----------
              Total other assets               23,930,533      1,220,591            -        22,709,942
                                              -----------     ----------    -----------     -----------
              Total assets                    $89,640,053     $5,959,050    $       -       $83,681,003
                                              ===========     ==========    ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
       Accounts payable                       $ 8,777,985     $  293,605    $       -       $ 8,484,380
       Accrued liabilities                      1,571,552             -       (270,000)(b)    1,301,552
       Notes payable and capital lease
              obligation, current portion       2,873,511             -             -         2,873,511
                                              -----------     ----------    -----------     -----------
              Total current liabilities        13,223,048        293,605       (270,000)     12,659,443

DEFERRED GAIN                                      13,135             -             -            13,135

DEFERRED INCOME TAXES                             250,765             -             -           250,765

NOTES PAYABLE AND CAPITAL
       LEASE OBLIGATION, net of
              current portion                  29,647,223             -      (4,915,445)(c)  24,731,778
                                              -----------     ----------    -----------     -----------
              Total liabilities                43,134,171        293,605     (5,185,445)     37,655,121

STOCKHOLDERS' EQUITY:
       Preferred stock                                 -              -             -              -
       Common stock                                75,520             -             -            75,520
       Paid in capital                         46,652,966             -             -        46,652,966
       Retained earnings                        7,940,939             -        (480,000)(d)   7,460,939
                                              -----------     ----------    -----------     -----------
                                               54,669,425             -        (480,000)     54,189,425
       Less-treasury stock                     (8,163,543)            -             -       (8,163,543)
                                              -----------     ----------    -----------     -----------
             Total stockholders' equity        46,505,882             -        (480,000)     46,025,882
                                              -----------     ----------    -----------     -----------
             Total liabilities and stock      $89,640,053     $  293,605    $(5,665,445)    $83,681,003
               holder's equity                ===========     ==========    ===========     ===========

   See accompanying Notes to Unaudited Pro Forma Consolidated Balance Sheet.

                    SPORT SUPPLY GROUP, INC. AND SUBSIDIARY
                          NOTES TO UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                             As of February 2, 1996

The unaudited pro forma consolidated balance sheet as of February 2, 1996, consists of the following information:

    1. The unaudited historical consolidated balance sheet of Sport Supply Group, Inc. and Subsidiary as of February 2, 1996;

    2. Elimination of the unaudited balance sheet of the Gold Eagle Division as of February 2, 1996; and

    3.   Pro forma adjustments.

PRO FORMA ADJUSTMENTS:

    (a) The historical accounts receivable as of February 2, 1996 includes approximately $2.2 million attributable to products sold by the Gold Eagle Division. Such receivables were retained by the Company and are not expected to be regenerated in future periods.

    (b) The pro forma adjustment to accrued liabilities reflects the estimated income tax benefit from the estimated loss on disposal of the Gold Eagle Division.

    (c) The pro forma adjustment to notes payable and capital lease obligation reflects the reduction of borrowings under the Company's revolving credit facility from the total cash proceeds of the sale of the Gold Eagle Division, net of related transaction costs.

    (d) The pro forma adjustment to retained earnings reflects the estimated loss on disposal of the Gold Eagle Division, net of the related estimated tax benefit.

                               INDEX TO EXHIBITS


Exhibit 2.1     Asset Purchase Agreement (without exhibits or schedules)

Exhibit 5.1     Press Release dated May 20, 1996

Exhibit 5.2     Press Release dated May 24, 1996